The Guardian Life Insurance Company of America

7 Hanover Square

NewYork, NewYork10004

Via Edgar

August 30, 2010

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Re:	The Guardian Separate Account F

File Number: 811-09965

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), The Guardian Separate Account F, a unit investment trust registered under the Act, recently mailed to its contract owners the Semiannual Reports of the following underlying management investment companies:

Underlying Management Investment Company

RS Investment Management Co. LLC

AllianceBernstein, L.P.

American Century Investment Management, Inc.

Davis Selected Advisers, LP

EULAV Asset Management, LLC (EULAV)

Fidelity Management & Research Company and its affiliates

Franklin Advisory Services, LLC

Fred Alger Management, Inc.

Gabelli Funds, LLC

Invesco Advisors, Inc.

Janus Capital Management LLC

Massachusetts Financial Services Company

Prudential Investments LLC

Templeton Global Advisers

This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies filed or will file its Semiannual Report with the Commission via Edgar. To the extent necessary, those filings are incorporated herein by reference.

Any questions regarding this filing should be directed to the undersigned at (212) 598-8359.

Sincerely,

/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Vice President and Equity Counsel